OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME	12 Months Ended
Dec. 31, 2015
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

15.	OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME

(in thousands of $)	2015	2014
Prepaid expenses	3,580	3,119
Other receivables	17,697	12,102
Corporation tax receivable	3,476	2,277
	24,753	17,498

As of December 31, 2015 and 2014, included in other receivables is a short-term loan receivable balance of $6.4 million and $8.1 million, respectively, provided to one of our partners in the Douglas Channel project in May 2013. The loan granted was for an original sum of $12.0 million to Douglas Channel LNG Assets Partnership ("DCLAP") as part of the potential FLNG project in Douglas Channel, British Columbia. The General Partner of DCLAP is a company wholly-owned by LNG Partner LLC ("LNGP"). The loan had a maturity date of September 30, 2013 and is secured by a general security agreement over the pipeline transportation capacity on the pipeline system that delivers natural gas to the area where the FLNG project is intended to operate.

In September 2013, LNGP filed for bankruptcy. We commenced legal proceedings against LNGP seeking to have a receiver appointed over the secured assets. As court proceedings progressed during 2014, the parties negotiated a reorganization plan where we are no longer a participant in the project but became a creditor. The reorganization plan comprised of a new consortium of parties involved in the project has been finalized and approved by the Supreme Court of British Columbia. We retain security of the assets until the project reaches final investment decision. Of the $12.0 million short-term loan, we have, after settlements, a balance of $6.4 million remaining as of December 31, 2015.